UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 25, 2022

OppFi Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39550	85-1648122
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

130 E. Randolph Street, Suite 3400 Chicago, Illinois 60601
(Address of Principal Executive Office) (Zip Code)

Registrant’s telephone number, including area code: (312) 212-8079

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A common stock, par value $0.0001 per share	OPFI	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	OPFI WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230-405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 25, 2022, OppFi Inc., a Delaware corporation (the “Company”), appointed Ms. Pamela Johnson as Chief Financial Officer and Principal Financial Officer of the Company, effective March 28, 2022. Ms. Johnson succeeds Mr. Shiven Shah as the Company’s Chief Financial Officer and Principal Financial Officer.

Ms. Johnson previously served as Chief Accounting Officer and Principal Accounting Officer of the Company from June 2021 and will continue to serve as Principal Accounting Officer of the Company.

The information regarding Ms. Johnson required by Items 401(b), (d) and (e) of Regulation S-K is set forth in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 26, 2021, and such information is incorporated herein by reference.

Other than as described in this Current Report on Form 8-K, since the beginning of the Company’s last fiscal year, the Company has not engaged in any transactions, and there are no proposed transactions, or series of similar transactions, in which the Company was or is to be a participant and in which Ms. Johnson had a direct or indirect material interest in which the amount involved exceeds or exceeded $120,000. The Company intends to enter into an employment agreement with Ms. Johnson in connection with her appointment as Chief Financial Officer.

Mr. Shah has agreed to serve in an advisory role with the Company through the end of the second quarter of 2022. Mr. Shah’s separation as the Company’s Chief Financial Officer is without “Cause,” as defined in that certain employment agreement, dated February 28, 2022, by and between Mr. Shah and Opportunity Financial, LLC, a Delaware limited liability company and subsidiary of the Company, and Mr. Shah will receive the separation benefits provided therein.

Item 7.01 Regulation FD Disclosure.

On March 25, 2022, the Company issued a press release announcing the appointment of Ms. Johnson. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 7.01 and in Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Index

Exhibit No.	Description

99.1	Press Release from OppFi Inc., dated March 25, 2022.

104	Cover Page Interactive Data File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPPFI INC.

Date: March 25, 2022	By:	/s/ Todd G. Schwartz
	Name:	Todd G. Schwartz
	Title:	Chief Executive Officer